Transactions with Related Parties	6 Months Ended
Jun. 30, 2022
Transactions with Related Parties [Abstract]
Transactions with Related Parties
5.	Transactions with Related Parties

(a) Pure Brokerage and Shipping Corp. (“Pure Brokerage”): Pure Brokerage, a company controlled by the Company’s Chairperson of the Board Aliki Paliou, provides brokerage services to the Company since June 15, 2020, pursuant to a Brokerage Services Agreement for a fixed monthly fee per each tanker vessel owned by the Company. Pure Shipbroking may also, from time to time, receive sale and purchase commissions and chartering commissions on the gross freight and hire revenue of the tanker vessels, depending on the respective charter parties’ terms.

For the six months ended June 30, 2022, commissions and brokerage fees to Pure Brokerage amounted to $293 and $90, and for the six months ended June 30, 2021 to $215 and $90, respectively, and are included in Voyage expenses and in General and administrative expenses in the accompanying unaudited interim consolidated statements of operations. As at June 30, 2022 and December 31, 2021, an amount of $35 and $63 was payable to Pure Brokerage and is reflected in Due to related parties in the accompanying consolidated balance sheets.

(b) Mango Shipping Corp (“Mango”) : On March 2, 2022, the Company entered into an unsecured credit facility with Mango, whose beneficial owner is Aliki Paliou, of up to $5.0 million, for general working capital purposes. The loan has a term of one year from the date of the agreement, bears interest of 9.0% per annum, and would be drawn in arrears at the Company’s request. The agreement also provided for arrangement fees of $200 payable on the date of the agreement, and commitment fees of 3.00% per annum on any undrawn amount until the maturity date.  As of June 30, 2022, the full amount of $5,000 had been drawn under the credit facility, and the amount is included in Related party financing, current, net of unamortized deferred financing costs in the accompanying consolidated balance sheets. For the six months ended June 30, 2022, interest and commitment fees incurred in connection with the Mango loan amounted to $139 and are included in Interest and finance costs in the accompanying unaudited interim consolidated statements of operations. Arrangement fees of $200 were capitalized contra to debt and are amortized over the facility period under the straight-line method, while amortization of arrangement fees for the six months ended June 30, 2022 amounted to $64 and are also included in Interest and finance costs in the accompanying unaudited interim consolidated statements of operations.

Tender Offer to Exchange Common Shares for Shares of Series B Convertible Cumulative Perpetual Preferred Stock: In December 2021, the Company commenced an offer to exchange up to 4,066,181 of its then issued and outstanding common shares, par value $0.01 per share, for newly issued shares of the Company’s Series B Convertible Cumulative Perpetual Preferred Stock, par value $0.01, at a ratio of 0.28 Series B Preferred Shares for each common Share.  The tender offer expired on January 27, 2022, and a total of 2,834,612 common shares were validly tendered and accepted for exchange, which resulted in the issuance of 793,657 Series B Preferred Shares, out of which 657,396 are beneficially owned by Aliki Paliou and 28,171 are beneficially owned by Andreas Michalopoulos.